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Exhibit 10.11

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Void after 5:00 p.m., Utah Time
On August 16, 2005

CALDERA INTERNATIONAL INC.

WARRANT TO PURCHASE
SHARES OF COMMON STOCK

        This certifies that, for value received, Morgan Keegan & Company, Inc. (the "Holder"), is entitled, subject to the provisions of that certain Letter Agreement, dated as of August 16, 2002 between the Company (as defined below) and the Holder (the "Agreement"), to a warrant entitling the Holder to purchase two hundred thousand (200,000) shares (the "Warrant Shares") of the common stock, par value $0.001 per share (the "Common Stock"), of Caldera International, Inc., a Utah corporation (the "Company"), at a price of $0.01 per share (the "Exercise Price") (such warrant and this certificate evidencing such warrant being referred to herein, collectively, as this "Warrant"). The number of shares of Common Stock to be received upon exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth.

        1.     Exercise of Warrant. Subject to the provisions of Section 2 below, this Warrant may be exercised in whole (but not in part) at any time or from time to time on or after the date hereof, but in any event no later than 5:00 p.m., Utah time, on August 16, 2005, or if such date is a day on which federal or state-chartered banking institutions in Utah are authorized by law to close, then on the next succeeding day which shall not be such a day. Such exercise shall be effective upon presentation and surrender to the Company at its principal office or at the office of its stock transfer agent, if any, of this Warrant with the duly executed Notice of Exercise form set forth on Exhibit A (attached hereto and made a part hereof by this reference) (the "Notice of Exercise") indicating whether such exercise is being made in accordance with Section 1(a) or 1(b) below and the form of payment necessary to comply with the provisions of such Section. The number of Warrant Shares which may be purchased upon exercise of this Warrant shall initially be equal to the number of warrants granted by this Warrant as identified above, which number may be adjusted, if at all, in accordance with Section 7 below. The Company may require the purchaser to execute such further documents and make certain representations and warranties as the Company deems necessary to ensure compliance with exemptions from applicable federal and state securities laws as required by Section 2 below. If the Notice of Exercise specifies that the exercise of this Warrant is made pursuant to this Section 1(a), then the Notice of Exercise shall be accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount of the Exercise Price for the number of Warrant Shares, together with all taxes applicable upon such exercise.

        2.     Compliance with Securities Laws. This Warrant may not be exercised by the Holder unless at the time of exercise (i) the transaction in which such Warrant Shares are to be issued is exempted from the application of the registration requirements of the Securities Act of 1933, as amended (and together with the rules and regulations promulgated thereunder, collectively, the "Securities Act"), and (ii) the Warrant Shares have been registered or qualified under or the transaction in which such

Warrant Shares are to be issued is exempted from the application of the registration or qualification requirements under all applicable foreign and state securities laws. This Warrant may not be exercised so long as the Holder is in default under the representations, warranties or covenants of this Warrant or the Agreement.

        3.     Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company hereby covenants and agrees that at all times during the period this Warrant is exercisable it shall reserve from its authorized and unissued Common Stock for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

        4.     Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall, in its sole discretion, either (i) pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors or (ii) issue the next largest whole number of Warrant Shares.

        5.     Assignment or Loss of Warrant or Certificates.

          (a)   This Warrant may not be assigned or transferred.

          (b)   Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, and, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date, and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

          (c)   The Holder shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by the Holder of the Warrant, the Warrant Shares or other such securities in violation of the terms of this Warrant.

        6.     Rights of the Holder.

          (a)   The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder by virtue hereof are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          (b)   Subject to the foregoing, the Holder shall be entitled to the registration rights with respect to the Warrant Shares in accordance with the terms and conditions of Appendix I, attached hereto and made a part hereof by this reference.

        7.     Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a)   Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, or combines by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. If the Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of the Warrant, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. An adjustment made pursuant to this Section 7(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision, combination or reclassification is made.

          (b)   Adjustment in Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided in this Section, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

        8.     Officer's Certificate. Whenever the Exercise Price or the number of Warrant Shares issuable on exercise of this Warrant shall be adjusted as required by the provisions of Section 7 hereof, the Company shall forthwith file with its Secretary at its principal office an officer's certificate showing the adjusted Exercise Price and number of Warrant Shares determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

        9.     Transfer to Comply with the Securities Act.

          (a)   This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such Warrant Shares may legally be transferred pursuant to Section 5 hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

          (b)   The Holder, by acceptance of this Warrant, agrees that the Warrant Shares to be issued upon exercise hereof are being acquired for the account of the Holder for investment and not with a view to, or for resale in connection with, the distribution thereof and that the Holder will not offer, sell or otherwise dispose of such Warrant Shares except under circumstances which will not result in a violation of the Securities Act and all applicable state securities laws. The Holder represents that the Holder has no present intention of distributing or reselling the Warrant Shares.

          (c)   The Company may cause the following legend, or one of similar substance, to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

    THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE SECURITIES IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        10.   Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts entered into and to be performed wholly within such State.

        11.   Modification and Waiver. This Warrant and any provision hereof may be modified, amended, waived or discharged only by an instrument in writing signed by the party against which enforcement of the same is sought.

        12.   Notice. Notices and other communications to be given to the Holder shall be delivered by hand or mailed, postage prepaid, to such address as the Holder shall have designated by written notice to the Company as provided in this Section. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 355 South 520 West, Suite 100, Lindon, Utah 84003, or such other address as the Company shall have designated by written notice to the Holder as provided in this Section. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

        13.   Construction. The descriptive headings of the several paragraphs and sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. Unless otherwise indicated, references to sections shall be construed as references to the corresponding Sections of this Warrant.

        IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the 16th day of August, 2002.

Caldera International, Inc.
By:	/s/ ROBERT K. BENCH
Its:	Chief Financial Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: CALDERA INTERNATIONAL, INC. (the "Company"):

        1.     The undersigned holder of the attached warrant (the "Warrant") hereby elects to purchase the Warrant Shares (as defined in the Warrant) pursuant to (Select (a) or (b) below):

Initial Here	(a) Section 1(a) of the Warrant and the terms and conditions of the Warrant and tenders herewith payment of the purchase price of such shares in full; or
Initial Here	(b) Section 1(b) of the Warrant and the terms and conditions of the Warrant.

        2.     Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned.

(DATE)
(SIGNATURE)
(PRINT OR TYPE NAME)

APPENDIX I

REGISTRATION RIGHTS PROVISIONS

        1.     Certain Definitions. Capitalized terms used in this Appendix I that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant Agreement, dated as of August 16, 2002 (the "Agreement"), to which this Appendix I is attached, if therein defined. For the purposes of this Appendix I, the following terms shall have the following meanings:

          (a)   "Registrable Securities" shall mean the Warrant Shares transferrable upon exercise of the Warrant (when and if transferred in accordance therewith).

          (b)   "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          (c)   "Holder" shall mean any registered holder of the Warrant Shares or any registered transferee thereof.

        2.     Registration.

          (a)   Demand Registration. Whenever the Company proposes to register any of its Common Stock under the Securities Act for a public offering for cash, whether as a secondary offering or pursuant to registration rights granted to holders of other securities of the Company (other than a registration relating to employee benefit plans or to a transaction under Rule 145 of the Securities Act), the Company shall, each such time, give the Holder advance written notice thereof. Upon the written request of any Holder within twenty (20) days after the Holder's receipt of such notice, the Company shall use its best efforts to cause to be included in such registration all of the Registrable Securities which the Holder requests to be registered; provided, however, that the Holder agrees to sell such Registrable Securities in the same manner and on the same terms and conditions as the other holders of Common Stock which the Company proposes to register.

          (b)   Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to subsection 2(a) of this Appendix I. In such event the right of the Holder to registration shall be conditioned upon the participation by such Holder in such underwriting and the inclusion of the Registrable Securities of such Holder in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this subsection, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders thereof in proportion, as nearly as practicable, to the respective number of Registrable Securities or other securities entitled to inclusion in such registration held by the Holder and other selling Shareholders participating in such underwriting. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

        3.     Obligations of the Company. Whenever required under this Appendix I shall use reasonable efforts:

          (a)   to prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and to cause such registration statement to become and remain effective;

          (b)   to prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c)   to furnish to each Holder participating in such registration (each being a "Participating Holder") such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it; and

          (d)   to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        4.     Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Appendix I that the Holder shall furnish to the Company such information regarding it, the Registrable Securities held by it and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

        5.     Expenses of Registration. Except as provided below, all expenses incurred in connection with a registration pursuant to this Appendix I, including without limitation all registration and qualification fees, printing and accounting fees and reasonable fees and disbursements of counsel for the Company shall be borne by the Company. All underwriting commissions and discounts, selling commissions and other fees and expenses incurred in connection with the sale of Registrable Securities shall be borne by the Company, the Holders and any other participating sellers, if any, in proportion to the number of shares sold thereunder by each. All fees and expenses of counsel for the Holder shall be paid by the Holder.

        6.     Underwriting Requirements. In connection with any underwritten public offering in which the Holder has a right to participate under this Appendix I and subject to the agreement of the underwriters, the Holder may sell to the underwriters, in lieu of all or any part of the shares of Registrable Securities to be included by the Holder in the offering, the Warrant.

        7.     Delay of Registration. So long as the Company has given any notice required by Section 2 of this Appendix I, the Holder shall not have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Appendix I; but nothing in this Section 7 shall be construed as limiting any Holder's right to damages for breach of this Agreement.

        8.     Indemnification. In the event any of the Registrable Securities are included in a registration statement under this Appendix I:

          (a)   The Company will indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which the Holder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading. The Company agrees to reimburse the Holder for any legal or other expenses reasonably incurred by the Holder in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder or any such underwriter, counsel or controlling person.

          (b)   The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Securities Act and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, counsel or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon (i) any untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration. The Holder agrees to reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, counsel or underwriter in connection with defending any such loss, claim, damage, liability or action. It is agreed that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

          (c)   Promptly after receipt by a party indemnified under this Section 8 of notice of commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party other than under this Section 8.

        9.     Transfer of Registration Rights. The registration rights of the Holder under this Appendix I may be transferred to any transferee of a one hundred percent undivided interest in the Warrant, provided, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and representing and warranting that such transferee is the transferee of a one hundred percent undivided interest in the Warrant.

        10.   Reporting Requirements. With a view toward making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may at any time permit the sale of the Registrable Securities with or without registration, from and after the effective date of the Company's initial registration statement under the Securities Act, the Company agrees to:

          (a)   timely file and keep available such information, documents and reports as may be required or prescribed by the Securities and Exchange Commission under Section 13 or 15(d) (whichever is applicable) of the 1934 Act as well as any other information, reports and documents required of the Company under the Securities Act or 1934 Act; and

          (b)   furnish to the Holder, forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, as well as a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing the Holder to sell such securities with or without registration.

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  Exhibit 10.11
NOTICE OF EXERCISE